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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              September 24, 2004
                                                 -------------------------------


                            Park National Corporation
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             (Exact name of registrant as specified in its charter)

             Ohio                       1-13006               31-1179518
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(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio            43058-3500
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 (Address of principal executive offices)                     (Zip Code)

                                 (740) 349-8451
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 8 - Other Events.
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Item 8.01 - Other Events.
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         On September 24, 2004, Park National Corporation ("Park") and First
Clermont Bank jointly issued a news release announcing the signing of a stock purchase agreement, which will result in the acquisition of First Clermont Bank by Park National Corporation. The acquisition will be made via an all-cash, $52.5 million purchase of all of the outstanding shares of First Clermont Bank and is expected to be completed by the first quarter of 2005. The acquisition is subject to the receipt of appropriate regulatory approvals.

         As of August 31, 2004, First Clermont Bank had approximately $210 million in assets and $140 million in deposits. Following the acquisition, First Clermont Bank will merge with The Park National Bank. First Clermont Bank will operate as a division of The Park National Bank and it will retain its First Clermont Bank name, board of directors, management and associates. Please see
Exhibit 99.1 for the press release announcing the signing of the stock purchase agreement, which Exhibit 99.1 is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.
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Item 9.01 - Financial Statements and Exhibits.
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     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits. The following exhibit is being filed with this Current
          ---------
          Report on Form 8-K:

           Exhibit No.   Description
           -----------   -----------
           99.1          News Release issued by Park National Corporation on
                         September 24, 2004.


                  [Remainder of page intentionally left blank;
                          signature on following page.]




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PARK NATIONAL CORPORATION


Dated: September 24, 2004              By:    /s/ John W. Kozak
                                         ---------------------------------------
                                             John W. Kozak
                                             Chief Financial Officer



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                               INDEX TO EXHIBITS


                           Current Report on Form 8-K
                            Dated September 24, 2004


                            Park National Corporation

Exhibit No.    Description
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  99.1         News Release issued by Park National Corporation on September 24,
               2004













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